Investor Presentation December 10, 2024

Enhabit Home Health & Hospice 2 Disclaimer Forward looking statements This presentation contains historical information, as well as forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that involve known and unknown risks and relate to, among other things, future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, our future financial performance, our projected business results, or our projected capital expenditures. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, the reader can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward- looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by the Company include, but are not limited to, our ability to execute on our strategic plans; regulatory and other developments impacting the markets for our services; changes in reimbursement rates; general economic conditions; changes in the episodic versus non-episodic mix of our payors, the case mix of our patients, and payment methodologies; our ability to attract and retain key management personnel and healthcare professionals; potential disruptions or breaches of our or our vendors’, payors’, and other contract counterparties’ information systems; the outcome of litigation; our ability to successfully complete and integrate de novo locations, acquisitions, investments, and joint ventures; the impact of Hurricanes Helene and Milton on our operations; and our ability to control costs, particularly labor and employee benefit costs. Our Annual Report on Form 10-K for the year ended December 31, 2023 dated March 15, 2024, which can be found on the Company’s website at http://investors.ehab.com, discusses these and other risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this report. Note regarding presentation of non-GAAP financial measures This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Exchange Act, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted earnings per share, and Adjusted free cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are presented in our Form 8-K, filed with the SEC on November 6, 2024. It provides further explanation and disclosure regarding Enhabit’s use of non- GAAP financial measures and should be read in conjunction with this supplemental information. Additionally, our Form 10-Q for the three months ended September 30, 2024, provides further information regarding "unusual or nonrecurring items that are not typical of ongoing operations," a reconciliation item in our Adjusted EBITDA calculation. Note regarding presentation of same-store comparisons The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Enhabit Home Health & Hospice 3 Enhabit Home Health Volume Long-Term Outlook Q3 2024 home health admissions continued to grow versus prior year, and we expect to continue growing at mid- to high- single digits over the next three years with our ability to better serve referral sources through improved clinical capacity and payor contracts. Home health admissions have accelerated over the last three quarters

Enhabit Home Health & Hospice 4 Enhabit Hospice Volume Long-Term Outlook Expect hospice volumes to grow at mid- to high-single digits over the next three years after investing in the case management model and the build out of business development team Sequential monthly growth in census +91 +32 +11+33 +88 +14+19+29 +25 +5812% Growth * Based on preliminary accounting result. *

Enhabit Home Health & Hospice 5 Enhabit Home Health & Hospice 2025 Pricing Impact (based on 2024 volumes) $19-21 million expected increase to revenue based on 2025 pricing Home Health $11-13 million estimated revenue from the impact of the 2025 final rule* on Fee for Service Medicare, Non-Medicare Episodic, and improved Medicare Advantage contracted pricing $8 million estimated revenue impact from annual Medicare pricing update Consolidated Hospice *Final Home Health Rule = approximate increase of 1% pricing for 2025